NORTH VALLEY BANCORP

                       1998 EMPLOYEE STOCK INCENTIVE PLAN

                               As Amended Through

                                September 9, 1999



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                                TABLE OF CONTENTS
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ARTICLE 1.   INTRODUCTION.....................................................1

ARTICLE 2.   ADMINISTRATION...................................................1
     2.1     Committee Composition............................................1
     2.2     Committee Responsibilities.......................................1

ARTICLE 3.   SHARES AVAILABLE FOR GRANTS......................................2
     3.1     Basic Limitation.................................................2
     3.2     Additional Shares................................................2

ARTICLE 4.   ELIGIBILITY......................................................2
     4.1     General Rules....................................................2
     4.2     Incentive Stock Options..........................................2

ARTICLE 5.   OPTIONS..........................................................2
     5.1     Stock Option Agreement...........................................2
     5.2     Number of Shares.................................................3
     5.3     Exercise Price...................................................3
     5.4     Exercisability and Term..........................................3
     5.5     Effect of Change in Control......................................3
     5.6     Modification or Assumption of Options............................3

ARTICLE 6.   PAYMENT FOR OPTION SHARES........................................3
     6.1     General Rule.....................................................3
     6.2     Surrender of Stock...............................................3
     6.3     Exercise/Sale....................................................3
     6.4     Exercise/Pledge..................................................4
     6.5     Other Forms of Payment...........................................4

ARTICLE 7.   PROTECTION AGAINST DILUTION......................................4
     7.1     Adjustments......................................................4
     7.2     Reorganizations..................................................4

ARTICLE 8.   PAYMENT OF DIRECTOR'S FEES IN SECURITIES.........................4
     8.1     Effective Date...................................................4
     8.2     Receipt of Stock Awards..........................................5
     8.3     Number of Stock Awards...........................................5

ARTICLE 9.   LIMITATION ON RIGHTS.............................................5
     9.1     Retention Rights.................................................5
     9.2     Stockholders' Rights.............................................5
     9.3     Regulatory Requirements..........................................5

ARTICLE 10.  LIMITATION ON PAYMENTS...........................................5
     10.1    Basic Rule.......................................................5
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     10.2    Reduction of Payments............................................6
     10.3    Overpayments and Underpayments...................................6
     10.4    Related Corporations.............................................6

ARTICLE 11.  WITHHOLDING TAXES................................................6
     11.1    General..........................................................6
     11.2    Share Withholding................................................7

ARTICLE 12.  ASSIGNMENT OR TRANSFER OF AWARDS.................................7
     12.1    General..........................................................7

ARTICLE 13.  FUTURE OF THE PLAN...............................................7
     13.1    Term of the Plan.................................................7
     13.2    Amendment or Termination.........................................7

ARTICLE 14.  DEFINITIONS......................................................7

ARTICLE 15.  EXECUTION........................................................9


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                              NORTH VALLEY BANCORP
                              --------------------

                       1998 EMPLOYEE STOCK INCENTIVE PLAN
                       ----------------------------------


         ARTICLE 1.  INTRODUCTION

         The Plan was adopted by the Board on February 17, 1998, subject to approval by the Company's stockholders.

         The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Stock Awards or Options (which may constitute incentive stock options or nonstatutory stock options).

         The Plan shall be governed by, and construed in accordance with, the laws of the State of California.

         ARTICLE 2. ADMINISTRATION.

         2.1 Committee Composition. The Plan shall be administered by the Board or by one or more committees of the Board duly appointed for this purpose by the Board. Discretionary grants of Awards to Key Employees, including Outside Directors, may be made by, and all discretion with respect to the material terms of such Awards may be exercised by, either (a) the Board or (b) a duly appointed committee of the Board composed solely of two (2) or more Outside Directors having full authority to act in the matter. Once appointed, a committee shall administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe, and shall continue to serve until otherwise directed by the Board.

         2.2 Committee Responsibilities. The Committee shall:

         (a)  Select the Key Employees who are to receive Awards under the Plan;

         (b) Determine the type, number, vesting requirements and other features and conditions of such Awards;

         (c)  Interpret the Plan; and

         (d) Make all other decisions relating to the operation of the Plan.

         The   Committee  may  adopt  such  rules  or  guidelines  as  it  deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.


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         ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

         3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares initially reserved for award as Options under the Plan shall be 300,000 shares. Effective January 1, 1999 and on each January 1 thereafter for the remaining term of the Plan, the aggregate number of Common Shares which may be issued as Options under the Plan to individuals shall be increased by a number of Common Shares equal to 2% of the total number of the shares of common stock of the Company outstanding at the end of the most recently concluded calendar year. Any Common Shares that have been reserved but not issued as Options during any calendar year shall remain available for grant during any subsequent calendar year. Notwithstanding the foregoing, no more than 300,000 Common Shares shall be available for the grant of ISOs for the remaining term of the Plan. The limitation of this Section 0 shall be subject to adjustment pursuant to Article 7.

         3.2 Additional Shares. If Options terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Award under the Plan.

         ARTICLE 4. ELIGIBILITY.

         4.1 General Rules. Only Key Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee. All Outside Directors shall also be eligible to receive Stock Awards described in Article 8.

         4.2 Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

         ARTICLE 5. OPTIONS.

         5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including but not limited to rights of repurchase and rights of first refusal. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options.

         5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 0.

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         5.3 Exercise  Price.  Each Stock  Option  Agreement  shall  specify the
Exercise Price; provided that the Exercise Price of an ISO shall in no event be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

         5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

         5.5 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

         5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

         ARTICLE 6. PAYMENT FOR OPTION SHARES.

         6.1 General Rule. The entire Exercise Price for the Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

                  (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 0.

                  (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 0.

         6.2 Surrender of Stock. To the extent that this Section 0 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

         6.3 Exercise/Sale. To the extent that this Section 0 is applicable, payment may be made



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by  the  delivery  (on a  form  prescribed  by the  Company)  of an  irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         6.4 Exercise/Pledge. To the extent that this Section 0 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.


         6.5 Other Forms of Payment. To the extent that this Section 0 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

         ARTICLE 7. PROTECTION AGAINST DILUTION.

         7.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                  (a) The number of Options  available  for future  Awards under
         Article 0;

                  (b) The number of Common Shares covered by each outstanding Option; or

                  (c) The Exercise Price under each outstanding Option.

Except as provided in this Article 0, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock or other dividend or any other increase or decrease in the number of shares of stock of any class.

         7.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Stock Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

         ARTICLE 8. PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

         8.1 Effective Date. No provision of this Article 0 shall be effective unless and until the


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Board has determined to implement such provision.

         8.2 Receipt of Stock Awards. An Outside Director shall receive a Stock Award of 300 shares of Common Stock as part of his or her annual retainer payment from the Company. Such Stock Awards shall be issued under the Plan. Such an Award shall be fully vested when granted to the Outside Director.

         8.3 Number of Stock Awards. The number of Common Shares available to be granted to Outside Directors as Stock Awards shall equal the number of Common Shares to be issued to such Outside Directors.

         ARTICLE 9. LIMITATION ON RIGHTS.

         9.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, and for any reason, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

         9.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares.

         9.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

         ARTICLE 10. LIMITATION ON PAYMENTS.

         10.1 Basic Rule. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this
Article 0. For purposes of this Article 0, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

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         10.2 Reduction of Payments.  If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 0, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 0 shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

         10.3 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

         10.4 Related Corporations. For purposes of this Article 0, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

         ARTICLE 11. WITHHOLDING TAXES.

         11.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under


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

the Plan until such obligations are satisfied.

         11.2 Share Withholding. A Participant may satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions.

         ARTICLE 12. ASSIGNMENT OR TRANSFER OF AWARDS.

         12.1 General. Except as provided in Article 11 or the Award agreement, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Except as provided in the Award agreement, an Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. This Article 0 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.

         ARTICLE 13. FUTURE OF THE PLAN.

         13.1 Term of the Plan. The Plan, as originally adopted, shall become effective on February 17, 1998. The Plan shall remain in effect until it is terminated under Section 13.2, except that no ISOs shall be granted after February 19, 2008.

         13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

         ARTICLE 14. DEFINITIONS.

         14.1 "Award" means any award of an Option or a Stock Award under the Plan.

         14.2 "Board" means the Company's Board of Directors, as constituted from time to time.

         14.3 "Change in Control" shall be deemed to occur upon any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company, its Parent or Subsidiary or employee benefit plan or trust maintained by the Company, its Parent or Subsidiary, becoming the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the total combined voting power of the common stock of the Company outstanding at such time, without the prior approval of the Board.

         14.4 "Code" means the Internal Revenue Code of 1986, as amended.

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         14.5  "Committee"  means a  committee  of the Board,  as  described  in
Article 0.

         14.6 "Common Share" means one share of the no par value common stock of the Company.

         14.7 "Company" means North Valley Bancorp, or its successor.

         14.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         14.9 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

         14.10 "Fair Market Value" means the market price of Common Shares, determined by the Committee as follows:

                  (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

                  (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

                  (c) If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by independent appraisals or as otherwise determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

         14.11 "ISO" means an incentive stock option described in section 422(b) of the Code.

         14.12 "Key Employee" means (a) a common-law employee of the Company, a Parent or a Subsidiary, (b) an Outside Director and (c) a consultant or adviser who provides services to the Company, a Parent or a Subsidiary as an independent contractor.

         14.13 "NSO" means a stock option not described in sections 422 or 423 of the Code.

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

         14.14 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

         14.15 "Optionee" means an individual or estate who holds an Option.

         14.16 "Outside Director" shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

         14.17 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         14.18 "Participant" means an individual or estate who holds an Award.

         14.19 "Plan" means the North Valley Bancorp 1998 Employee Stock Incentive Plan, as amended from time to time.

         14.20 "Stock Award" means the award of a Common Share to an Outside Director.

         14.21 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

         14.22 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         ARTICLE 15. EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                       NORTH VALLEY BANCORP



                                       By ___________________________________

                                       Its __________________________________





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